PFG Warrants (Details) - USD ($)	1 Months Ended		12 Months Ended
	Dec. 31, 2021	Jan. 31, 2021	Dec. 31, 2023
PFG Warrants [Member]
PFG Warrants [Line Items]
Total borrowed amount increased		$ 20,000,000
Ordinary shares (in Shares)	71,522	71,522
Exercise price (in Dollars per share)	$ 2.53	$ 2.53
Principal amount of convertible note			$ 1
Conversion of shares			In July 2023, the Net Exercise Basis of the shares outstanding, amounting to 143,044, was recalculated as 114,737 ordinary shares. Subsequently, the 114,737 shares derived from warrants, in addition to 1 ordinary share of PFG, were multiplied by the 1.278 exchange ratio. Consequently, the warrants and ordinary shares of PFG converted into 146,671 ordinary shares, with no cash transaction required for the conversion to ordinary shares.
Fair value of determined			$ 4,500
PFG Convertible Warrants [Member]
PFG Warrants [Line Items]
Lender warrants			1,000,000
Principal amount of convertible note			$ 1
Warrant exercisable			7 years